UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE GLIMPSE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE GLIMPSE GROUP, INC.

15 West 38th St., 12th Floor

New York, New York 10018

Notice of Annual Meeting of Stockholders

Date:	December 18, 2025
Time:	11:00 a.m. EST
Location:	15 West 38th St., 4th Floor New York, New York 10018
Record Date:	October 24, 2025

Proposals:

1.	Re-elect three Class II directors to the board of directors (the “Board”) of The Glimpse Group, Inc. (the “Company”) for a three-year term expiring at the 2028 annual meeting of stockholders;

2.	To hold an advisory vote on executive compensation (the “Say-on-Pay Proposal”);

3.	Ratify the appointment of Turner, Stone & Company, L.L.P as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE THREE CLASS II DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1, AND “FOR” PROPOSALS NO. 2 AND NO. 3.

Holders of record of the Company’s common stock at the close of business on October 24, 2025 (the “Record Date”) will be entitled to notice of, and to vote at the 2025 annual meeting of stockholders of the Company (the “Meeting”) and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about October 31, 2025.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Date:	October 31, 2025	By:	/s/ Lyron Bentovim
		Name:	Lyron Bentovim
		Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE THREE CLASS II DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1, AND “FOR” PROPOSALS NO. 2 AND NO. 3.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held at 11:00 a.m. EST on December 18, 2025.

The Notice of the 2025 Annual Meeting of Stockholders, this proxy statement, and our Annual Report on Form 10-K for the period ended June 30, 2025 (the “Annual Report”) are available at https://ir.theglimpsegroup.com/filings/ .

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

In this proxy statement, we refer to The Glimpse Group, Inc. as the “Company,” “we,” “us,” or “our.”

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on December 18, 2025 at 11:00 a.m., EST, at 15 West 38th St., 4th Floor, New York, New York 10018.

Stockholders are being asked to consider and vote upon proposals to (i) re-elect three Class II directors to the Board for a three-year term expiring at the 2028 annual meeting of stockholders, (ii) provide an advisory vote on executive compensation (the “Say-on-Pay Proposal”), and (iii) ratify the appointment of Turner, Stone & Company, L.L.P as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who is soliciting my proxy?

Our Board is soliciting proxies for the Meeting.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Meeting. There were 21,076,506 shares of common stock outstanding on the Record Date. All shares of common stock shall have one vote per share. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 17 of this proxy statement.

What is the proxy card?

The card enables you to appoint each of Lyron Bentovim and Maydan Rothblum, each acting alone, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing such persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Class II director nominees named in Proposal No. 1, and “FOR” Proposals No. 2 and No. 3.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, ClearTrust, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

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Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 is considered a “routine” matter. All other matters are considered “non-routine” matters. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Turner, Stone & Company, L.L.P as our independent registered public accounting firm.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Turner, Stone & Company, L.L.P as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

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How do I vote?

If you were a stockholder of record of the Company’s common stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust, LLC.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each of the three named Class II director nominees;

●	FOR passing an advisory vote on executive compensation;

●	FOR the ratification of the appointment of Turner, Stone & Company, L.L.P as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and

●	According to the best judgment of Maydan Rothblum, the Company’s Chief Financial Officer and Chief Operating Officer, or Lyron Bentovim, the Company President and Chief Executive Officer, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2)	You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

(3)	You may vote online. You may use the website: WWW.CLEARTRUSTONLINE.COM/VRAR to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, December 17, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via mail. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o ClearTrust, LLC, 16540 Pointe Village Drive, Suite 210, Lutz, Florida 33558

(5)	You may vote via fax. You may fax your signed voting card to 1-813-388-4549.

What happens if I abstain?

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Abstentions will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

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May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s principal executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What vote is required to re-elect the Class II director nominees?

The re-election of each of the named Class II director nominees requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

How many votes are required to approve the executive compensation?

The proposal to approve executive compensation requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.

How many votes are required to ratify the appointment of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2026?

The proposal to ratify the appointment of Turner, Stone & Company, L.L.P to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2026 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions will have no effect on the outcome of the vote on Proposal No. 3. There will be no broker non-votes with respect to Proposal No. 3 since Proposal No. 3 is a “routine” matter.

Is my vote kept confidential?

Proxies, ballots, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact the Company’s Chief Financial Officer and Chief Operating Officer, Maydan Rothblum, at (917) 292-2685 or via email at maydan@theglimpsegroup.com or by sending a letter to the offices of the Company at 15 West 38th St., 12th Floor, New York, New York 10018, with any questions about proposals described in this proxy statement or how to execute your vote.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of The Glimpse Group, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 18, 2025, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about October 31, 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held on December 18, 2025, at 11:00 a.m., EST, at 15 West 38th St., 4th Floor, New York, New York 10018, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	Re-elect three Class II directors to the Board for a three-year term expiring at the 2028 annual meeting of stockholders;

2.	To hold an advisory vote on executive compensation;

3.	Ratify the appointment of Turner, Stone & Company, L.L.P as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026;

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Record Date and Voting Power	Our Board fixed the close of business on October 24, 2025, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 21,076,506 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Meeting if the holders of one-third (33 1/3%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No.1 (re-election of three Class II directors) requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

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Proposal No. 2 (Say-on-Pay Proposal) requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.

Proposal No. 3 (ratification of appointment of Turner, Stone & Company, L.L.P to serve as our independent registered public accounting firm for fiscal year ending June 30, 2026) requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote. Abstentions will have no effect on the outcome of the vote on Proposal No. 3. There will be no broker non-votes with respect to Proposal No. 3 since Proposal No. 3 is a “routine” matter.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) sending to our Secretary, at The Glimpse Group, Inc., 15 West 38th St., 12th Floor, New York, New York 10018, either (x) a written notice of revocation bearing a date later than the date of such proxy or (y) a subsequent proxy relating to the same shares, or (ii) by attending the Meeting and voting in person.

Proxy Solicitation Costs	The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	None of Nevada law, our Certificate of Incorporation, or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right of appraisal on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact the Company’s Chief Financial Officer and Chief Operating Officer, Maydan Rothblum, at (917) 292-2685 or via email at maydan@theglimpsegroup.com or by sending a letter to the offices of the Company at 15 West 38th St., 12th Floor, New York, New York 10018, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Executive Offices	The principal executive offices of our Company are located at 15 West 38th St., 12th Floor, New York, New York 10018. The Company’s telephone number is (917) 292-2685.

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PROPOSAL NO. 1 — RE-ELECTION OF CLASS II DIRECTORS

Pursuant to our Certificate of Incorporation and our Bylaws, the total number of directors constituting our Board is fixed from time to time by the Board. The current authorized number of directors is fixed at seven. The Board is divided into three classes, each containing as nearly as possible an equal number of directors. The current term of office of our Class II directors expires at the Meeting, while the term of office of our Class III directors expires at our 2026 annual meeting of stockholders and the term for our Class I directors will expire at our 2027 annual meeting of stockholders.

Our Nominating and Corporate Governance Committee, has nominated, and our Board has approved the nomination of each of Maydan Rothblum, Jeff Enslin and Alexander Ruckdaeschel, all of whom are current Class II directors, to stand for re-election as Class II directors of the Company. Each Class II director elected at the Meeting will serve a three-year term expiring at our 2028 annual meeting of stockholders and until his successor is duly elected and qualified as a Class II director, or until his earlier death, resignation or removal. At the Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this proxy statement.

If, for any reason, any nominee becomes unavailable for re-election prior to the Meeting, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While our Nominating and Corporate Governance Committee does not have any specific minimum qualifications that must be met by each of our directors, our Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our Class II directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

Class II Director Nominees Biographies

Set forth below is biographical information for each nominee, which includes the specific experience, qualifications, attributes and skills which led our Board to conclude that each such nominee should serve on the Board at this time.

Maydan Rothblum, 52, has been our Chief Operating Officer and Chief Financial Officer since he co-founded the Company in 2016 and a member of our Board since July 2021. From 2004 to 2016, Mr. Rothblum served as the co-founder, Managing Director and Chief Operating Officer of Sigma Capital Partners, a middle-market private equity firm focused on making negotiated investments directly onto the balance sheets of, primarily, small-to-mid sized publicly traded technology companies. In addition to his role as principal investor, Mr. Rothblum oversaw the fund’s portfolio, and managed the fund’s day-to-day operations and financial reporting. Prior to working at Sigma Capital Partners, Mr. Rothblum held positions at Apax Partners, a global private equity fund, and Booz, Allen & Hamilton, a global strategic consultancy. Additionally, Mr. Rothblum served as an Engineer for the Israel Defense Forces. Mr. Rothblum holds an MBA from Columbia Business School and a B.S. in Industrial Engineering and Management from the Technion - Israel Institute of Technology.

Jeff Enslin, 59, has served as a member our Board since July 2018. From 1995 to 2018, Mr. Enslin was a senior partner and senior portfolio manager at Caxton Associates LP, a macro-focused hedge fund. Mr. Enslin is the founder and managing member of Perimetre Capital LLC since 2018, where he actively manages a wide portfolio of early stage technology investments. Mr. Enslin has served on the Investment Committees at Lehigh University (2010 to 2019) and the Peddie School (2010 to present, Advisory Trustee). Mr. Enslin is an active mentor at both Creative Destruction Labs and Endless Frontier Labs. Mr. Enslin received his MBA in finance and international business from New York University’s Stern School of Business and his B.S. in Finance from Lehigh University.

Alexander Ruckdaeschel, 53, has served as a member of our Board since July 2021. Mr. Ruckdaeschel has worked in the financial industry for over 20 years in the United States and Europe as a co-founder, partner and senior executive. From 2012 to June 2021, he served on the board of directors of Vuzix Corporation (Nasdaq: VUZI), a leading supplier of smart glasses and AR technology products and services and was the Chairman of Vuzix’s compensation committee. Mr. Ruckdaeschel co-founded Herakles Capital Management and AMK Capital Advisors in 2008. He was also a partner with Alpha Plus Advisors and Nanostart AG, where he was the head of their U.S. group. Mr. Ruckdaeschel has significant experience in startup operations as the manager of DAC Nanotech-Fund and Biotech-Fund, and sits on several boards. Following service in the German military, Mr. Ruckdaeschel was a research assistant at Dunmore Management focusing on intrinsic value and identifying firms that were undervalued and had global scale potential.

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Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE THREE NAMED CLASS II DIRECTOR NOMINEES.

Additional Biographical Information about Other Directors Not Standing for Election at this Meeting

Class III Directors with Terms Expiring at the 2026 Annual Meeting Biographies

Lyron Bentovim, 56, has been our President and Chief Executive Officer, and the Chairman and a member of our Board since he co-founded the Company in 2016. From July 2014 to August 2015, Mr. Bentovim was Chief Operating Officer and Chief Financial Officer of Top Image Systems, a Nasdaq-listed company. From March 2013 to July 2014, Mr. Bentovim served as Chief Operating Officer and Chief Financial Officer of NIT Health and Chief Operating Officer and Chief Financial Officer and Managing Director at Cabrillo Advisors. From August 2009 until July 2012, Mr. Bentovim served as the Chief Operating Officer and Chief Financial Officer of Sunrise Telecom, Inc. a Nasdaq-listed company. Prior to Sunrise Telecom, Inc., from January 2002 to July 2009, Mr. Bentovim was a Portfolio Manager for Skiritai Capital LLC, an investment advisor. Prior to Skiritai Capital LLC, Mr. Bentovim served as the President, Chief Operating Officer and co-founder of WebBrix, Inc. Mr. Bentovim serves on the board of directors of Manhattan Bridge Capital, Inc. (Nasdaq: LOAN), and has served on the board of directors of the following publicly traded companies: Blue Sphere, RTW Inc., Ault, Inc., Top Image Systems Ltd., Three-Five Systems Inc., Sunrise Telecom Inc., and Argonaut Technologies Inc. Additionally, Mr. Bentovim was a Senior Engagement Manager with strategy consultancies USWeb/CKS, Mitchell Madison Group LLC and McKinsey & Company Inc. Mr. Bentovim has an MBA from Yale School of Management and a law degree from the Hebrew University, Israel.

Lemuel Amen, 59, has served as a member of our Board since May 2021. Mr. Amen is the Founder and Chairman of Altius Manufacturing Group, LLC, an equity growth management firm, and has held senior executive positions and led global business units for Electronic Data Systems and 3M. Mr. Amen has served on the board of directors for a privately held technology firm, AbeTech Inc., since 2009, and on the board of advisors of a privately held industrial firm, Diversified Chemical Technology, Inc., since 2018. Additionally, Mr. Amen is an experienced board governance professional serving high-growth technology, industrial services, and application software firms. Prior board governance service positions include: Chairman of the board of directors for Viking Engineering and Development Inc. (2011 to 2017); board director and operating committee member for Bauer Welding & Metal Fabricators, Inc. (2013 to 2016); and board President and lead director for HighJump Software, Inc. (2005 to 2008). Mr. Amen served as Chairman for the Federal Reserve Bank of Minneapolis, Ninth District Advisory Council from 2012 to 2015. Additional governance and board director service posts include: University of Michigan - Dearborn, College of Business, Board of Advisors (2019 to present); State of Minnesota Governor’s Workforce Development Council (2016 to 2019); Ordway Center for the Performing Arts (2015 to 2018); Junior Achievement Worldwide Inc., Global Board of Directors (2003 to 2008); and Northwestern University, McCormick School of Engineering & Computer Science, Industrial Advisory Board (2000 to 2006). Mr. Amen earned his M.S. in Civil and Environmental Engineering from Northwestern University, and his B.S. in Mechanical Engineering at California State University-Northridge.

Class I Directors with Terms Expiring at the 2027 Annual Meeting Biographies

Ian Charles, 57, has served as a member of our Board since January 2022. Mr. Charles has approximately 25 years of executive leadership experience in technology, public markets, mergers and acquisitions, and multinational operations. From 2022 to 2024, Mr. Charles served as the Chief Financial Officer of Filevine, a provider of legal SaaS solutions. From 2019 to 2021, Mr. Charles served as the Chief Financial Officer of Scoop Technologies, Inc., a workplace management software provider. From 2014 to 2019, Mr. Charles served as the Chief Financial Officer of Planful (formerly Host Analytics), a financial planning and analysis platform that provides financial planning, consolidation, reporting and analytics.

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Tamar Elkeles, 56, has served as a member of our Board since April 2024. Dr. Elkeles has nearly 30 years of experience in the high technology industry. She was the Chief Learning Officer at Qualcomm from 1992 to 2015. Afterward, she served in senior executive positions at several technology companies and investment firms. Dr. Elkeles recently served on the board of directors of GP Strategies Corporation, an NYSE-listed company until its sale to Learning Technologies Group, a London Stock Exchange company. She currently serves on the board of directors of OpenSesame and on the Board of Advisors of the Forbes School of Business & Technology at The University of Arizona. Dr. Elkeles also serves as a strategic advisor to several start-up companies in the technology sector. She holds both an M.S. and Ph.D. in Organizational Psychology.

Executive Officers

The following table sets forth certain information about our executive officers. Our executive officers are elected and serve at the discretion of our Board.

Name	Age	Position
Lyron Bentovim	56	President, Chief Executive Officer and Chairman of the Board
Maydan Rothblum	52	Chief Financial Officer, Chief Operating Officer, Secretary and Director
David J. Smith	49	Chief Creative Officer
Tyler Gates	39	Chief Futurist Officer

The following is a biographical summary of the experience of our executive officers, with the exception of Messrs. Bentovim and Rothblum, whose biographical summaries are set forth under the caption “Additional Biographical Information about Other Directors Not Standing for Election at this Meeting— Class III Directors with Terms Expiring at the 2026 Annual Meeting Biographies” and “Class II Director Nominees Biographies,” respectively.

David J. Smith has been our Chief Creative Officer since he co-founded the Company in 2016, and was a member of our Board from the Company’s inception until December 2023. Since June 2016, Mr. Smith has served as the co-founder and Organizer of NYVR Meetup. Prior to co-founding the Company, Mr. Smith served as the Senior Project Manager at Avison Young, where he managed construction and real estate development projects. From April 2016 to August 2020, Mr. Smith was the Founder of VRTech Consulting LLC, which provided consulting for real estate development projects and virtual reality. Mr. Smith holds a B.S. in Civil Engineering from Pennsylvania State University.

Tyler Gates has been the General Manager of Brightline Interactive, LLC (“BLI”) since August 1, 2022 and the Company’s Chief Futurist Officer since August 1, 2022. Mr. Gates is also a non-voting board observer of our Board. Prior to the closing of our acquisition of BLI, Mr. Gates was the Chief Executive Officer of BLI, and has been with BLI in several executive leadership roles since 2012. Additionally, Mr. Gates served as the founding and former President of the VR/AR Association (VRARA) Washington DC’s Chapter and was the former host of the VRARA Podcast. Mr. Gates holds a BA Degree in Corporate Communications and Interpersonal Psychology from Lenoir-Rhyne University.

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board considers all relevant facts and circumstances in determining whether a director is independent. The Board has affirmatively determined that each of Ian Charles, Lemuel Amen, Alexander Ruckdaeschel, Tamar Elkeles and Jeff Enslin, is independent in accordance with the Nasdaq listing standards. Our Board has also affirmatively determined that each member of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee is an independent director.

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Board Committees and Meetings

The Board held five meetings during fiscal year 2025. No director attended fewer than 75% of the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2025. Currently, we do not maintain a formal policy regarding director attendance at our annual meetings of stockholders; however, absent compelling circumstances, we expect our directors to attend our annual meetings of stockholders either in person or by conference call. We expect a majority of our directors to attend the Meeting either in person or by conference call. All our directors, except Tamar Elkeles and Alexander Ruckdaeschel, attended our 2024 annual meeting of stockholders.

Board Committees

The Board has created four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Strategy Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://ir.theglimpsegroup.com/corpgov/. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategy Committee
Ian Charles	(1)(2)		(1)
Jeff Enslin	(1)	(1)	(1)	(1)
Lemuel Amen	(1)	(1)		(1)(2)
Alexander Ruckdaeschel		(1)(2)	(1)	(1)
Tamar Elkeles			(1)(2)	(1)
Lyron Bentovim				(1)

(1)	Committee member.
(2)	Committee chair.

Audit Committee

Our Audit Committee consists of Ian Charles, Lemuel Amen and Jeff Enslin. The Chair of our Audit Committee is Ian Charles. Our Board has determined that each member of the Audit Committee (i) is “independent” as that term is defined in Nasdaq rules, (ii) meets the heightened independence requirements for audit committee members required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and related SEC and Nasdaq rules, (iii) has sufficient knowledge in financial and auditing matters to serve on the Audit Committee, and (iv) can read and understand fundamental financial statements in accordance with applicable requirements. In addition, our Board has determined that Ian Charles is an “audit committee financial expert” within the meaning of SEC regulations. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

Our Audit Committee has a written charter. Our Audit Committee reviews and reassesses the adequacy of the written charter on an annual basis.

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The primary purpose of our Audit Committee is to provide assistance to the Board in fulfilling its oversight responsibility to our stockholders and others relating to (i) the integrity of the Company’s financial statements, (ii) the effectiveness of the Company’s internal control over financial reporting, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications and independence. Specific responsibilities of our Audit Committee include:

●	Reviewing and reassessing the charter at least annually and obtaining the approval of the Board;

●	Reviewing and discussing quarterly and annual financial statements;

●	Discussing the Company’s policies on risk assessment and risk management;

●	Discussing with the independent auditor the overall scope and plans for their audit, including the adequacy of staffing and budget or compensation; and

●	Reviewing and approving related party transactions.

The Audit Committee held four meetings in fiscal year 2025.

Compensation Committee

Our Compensation Committee consists of Alexander Ruckdaeschel, Lemuel Amen and Jeff Enslin. The Chair of our Compensation Committee is Alexander Ruckdaeschel. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under Nasdaq and SEC rules.

Our Compensation Committee has a written charter. Our Compensation Committee reviews and reassesses the adequacy of the written charter on an annual basis.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board with respect to all forms of compensation for the Company’s executive officers and to administer the Company’s equity incentive plan for employees. Specific responsibilities of our Compensation Committee include:

●	Reviewing and overseeing the Company’s overall compensation philosophy, and overseeing the development and implementation of compensation programs aligned with the Company’s business strategy;

●	Determining the form and amount of compensation to be paid or awarded to the Chief Executive Officer and all other executive officers of the Company;

●	Annually reviewing and approving all matters related to Chief Executive Officer compensation;

●	Reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management; and

●	Reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

The Compensation Committee held three meetings in fiscal year 2025.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Tamar Elkeles, Jeff Enslin, Alexander Ruckdaeschel and Ian Charles. Tamar Elkeles serves as the Chairperson of the committee. Our Nominating and Corporate Governance Committee has a written charter. Our Nominating and Corporate Governance Committee reviews and reassesses the adequacy of the written charter on an annual basis. Our Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

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●	recommending to our Board the persons to be nominated for election or appointed as directors and to each Board committee;

●	reviewing and recommending to our Board corporate governance principles, procedures and practices, and reviewing and recommending to our Board proposed changes to our corporate governance principles, procedures and practices from time to time; and

●	reviewing and making recommendations to our Board with respect to the composition, size and needs of our Board.

The Nominating and Corporate Governance Committee held one meeting in fiscal year 2025.

Strategy Committee

The members of our Strategy Committee are Lemuel Amen, Alexander Ruckdaeschel, Jeff Enslin, Tamar Elkeles and Lyron Bentovim. Lemuel Amen serves as the Chairperson of the Strategy Committee. The Strategy Committee’s responsibilities include:

●	identifying strategic trends within the Company and industry;

●	analyzing the potential strategic impact of various financial, operational, technological and M&A alternatives; and

●	reviewing and making recommendations to our Board with respect to the Company’s strategic directions.

The Strategy Committee held nine meetings in fiscal year 2025.

Board Leadership Structure

Lyron Bentovim serves as both our President and Chief Executive Officer, and the Chairman of our Board. We do not have a lead independent director.

Our Board has concluded that our current Board leadership structure is appropriate for our needs at this time. Our Board believes that the combined role of chairperson and chief executive officer promotes united leadership and direction and provides management a clear focus to execute our strategy and business plans. As Chief Executive Officer, Mr. Bentovim is best suited to ensure that critical business issues are brought before our Board, which enhances our Board’s ability to develop and implement business strategies.

Board Role in Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the Board, including with respect to cybersecurity risks. The Audit Committee receives reports from management on at least a quarterly basis regarding management’s assessment of risks to the Company.

In addition, the Audit Committee reports regularly to our Board, which also monitors our risk profile. The Audit Committee and the Board focus on the most significant risks we face and our general risk management strategies, while our management team coordinates responses to day-to-day risks.

Employee, officer and director hedging

None

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Code of Conduct and Ethics

We have adopted a written code of ethics and business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code is updated periodically. While we make ministerial and technical amendments to the code from time to time, if we make any substantive amendments to, or grant any waivers from, the code for any officer or director, we will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Family Relationships

No family relationships exist among any of our executive officers or directors.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. However, stockholders have access to the Company’s management via a direct email link that can be found on the Company’s website, and, in addition, the LinkedIn address of each Board member appears on the Company’s website. We endeavor to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt a more formal process.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase and sale or other dispositions of our securities by us, our directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our insider trading policy is incorporated by reference as Exhibit 19.1 to our Annual Report on Form 10-K for fiscal year ended June 30, 2025.

Director Compensation

Because we are still in the development stage, our directors do not receive any cash compensation other than reimbursement for expenses incurred during the performance of their duties or their separate duties as officers of the Company.

The following table sets forth information concerning equity-based compensation for the fiscal year ended June 30, 2025 of our directors serving at such time who are not also named executive officers.

Name	Fiscal Year	Option Awards(1)	Total
Jeffrey Enslin(2)	2025	$81,788	$81,788

Lemuel Amen(3)	2025	$81,788	$81,788

Alexander Ruckdaeschel(4)	2025	$81,788	$81,788

Ian Charles(5)	2025	$81,788	$81,788

Tamar Elkeles(6)	2025	$81,788	$81,788

(1)	The amounts disclosed represent the approximate aggregate grant date fair value of stock options granted to our directors during fiscal year ended June 30, 2025 under the Plan. The assumptions used to compute the fair value are disclosed in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named director upon the vesting of the stock options, the exercise of the stock options, or the sale of common stock acquired under such stock options.

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(2)	As June 30, 2025, Mr. Enslin held options to purchase 37,500 shares of our common stock.

(3)	As June 30, 2025, Mr. Amen held options to purchase 37,500 shares of our common stock.

(4)	As June 30, 2025, Mr. Ruckdaeschel held options to purchase 37,500 shares of our common stock.

(5)	As June 30, 2025, Mr. Charles held options to purchase 81,975shares of our common stock.

(6)	As June 30, 2025, Dr. Elkeles held options to purchase 57,500 shares of our common stock.

Executive Compensation

This section discusses the material components of our executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended June 30, 2025, our “named executive officers” and their positions were as follows:

●	Lyron Bentovim, President and Chief Executive Officer;

●	Maydan Rothblum, Chief Financial Officer and Chief Operating Officer; and

●	David J. Smith, Chief Creative Officer.

Summary Compensation Table

The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended June 30, 2025 and 2024:

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Award(4)(5)	Total
Lyron Bentovim(1)	2025	$259,133	$120,000	$-	$379,133
President and Chief Executive Officer	2024	$265,000	-	$69,638	$334,638

Maydan Rothblum(2)	2025	$246,833	$100,000	$-	$346,833
Chief Financial Officer and Chief Operating Officer	2024	$235,000	-	$357,746	$592,746

David J Smith(3)	2025	$210,000	$10,000	$-	$220,000
Chief Creative Officer	2024	$210,000	-	$49,686	$259,686

(1)	In addition to serving as our President and Chief Executive Officer, Mr. Bentovim serves as the Chairman and a member of our Board but receives no additional compensation for his service on our Board.

(2)	In addition to serving as our Chief Financial Officer and Chief Operating Officer, Mr. Rothblum serves as a member of our Board but receives no additional compensation for his service on our Board.

(3)	In addition to serving as our Chief Creative Officer, Mr. Smith served as a member of our Board until December 15, 2023 but received no additional compensation for such service on our Board.

(4)	Fiscal year 2024 stock option awards were primarily in lieu of cancelation of previously issued and fully vested stock options.

(5)	We provide information regarding the assumptions used to calculate grant date fair value of our stock options in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

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Employment Agreements

Lyron Bentovim

We have entered into an executive employment agreement with Lyron Bentovim, which employment agreement shall continue until terminated by either us or Mr. Bentovim. Pursuant to Mr. Bentovim’s employment agreement, he receives an annual base cash salary of $297,000. In addition, Mr. Bentovim is eligible to receive performance bonuses as determined by our Compensation Committee.

Maydan Rothblum

We have entered into an executive employment agreement with Maydan Rothblum, which employment agreement shall continue until terminated by either us or Mr. Rothblum. Pursuant to Mr. Rothblum’s employment agreement, he receives an annual cash base salary of $263,400. In addition, Mr. Rothblum is eligible to receive performance bonuses as determined by our Compensation Committee.

David J. Smith

We have entered into an executive employment agreement with David J. Smith, which employment agreement shall continue until terminated by either us or Mr. Smith. Pursuant to Mr. Smith’s employment agreement, he receives an annual cash base salary of $210,000. In addition, Mr. Smith is eligible to receive performance bonuses as determined by our Compensation Committee.

Equity Incentive Plan

In October 2016, our stockholders approved our Equity Incentive Plan, as amended (the “Plan”), which is administered by our Compensation Committee. Pursuant to the Plan, we are authorized to grant options and other equity awards to employees of the Company, non-employee directors or key consultants to the Company and any person who has been offered employment by the Company, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company (the “Eligible Persons”). The purchase price of each share of common stock purchasable under an award issued pursuant to the Plan, shall be determined by our Compensation Committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market of such share of common stock on the date the award is granted, subject to adjustment. Our Compensation Committee also has sole authority to set the terms of all awards at the time of grant.

Pursuant to the Plan, a maximum of 10,000,000 shares of our common stock shall be set aside and reserved for issuance. In addition, subject to adjustment as provided in the Plan, the share reserve will automatically increase on January 1 of each calendar year until (and including) January 1, 2030 (each, an “Evergreen Date”) in an amount equal to 5% of the total number of shares of our common stock outstanding on the December 31st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”). Notwithstanding the foregoing, our Board may act prior to the Evergreen Date of a given year to provide that there will be no Evergreen Increase for such year, or that the Evergreen Increase for such year will be a lesser number of shares of our common stock than would otherwise occur pursuant to the preceding sentence. Any common stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares. Pursuant to these provisions, effective January 1, 2025, the number of shares of our common stock set aside for the Plan automatically increased to a total of approximately 13.17 million.

Under the Plan, an Eligible Person may be granted options, stock appreciation rights, restricted stock, phantom stock, sale phantom stock, stock granted as a bonus, a performance award, other stock-based awards or an annual incentive award, together with any related right or interest.

The term of each award under the Plan shall be for such period as may be determined by our Compensation Committee, subject to the express limitations set forth in the Plan.

Unless earlier terminated by our Board, the Plan will remain in effect until such time as no shares of common stock remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding awards under the Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding outstanding equity awards granted or accrued as of June 30, 2025, for our named executive officers.

Outstanding Equity Awards
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Lyron Bentovim	60,500	60,500	$7.00	2/15/2033
	24,051	-	$3.00	3/1/2031
	-	24,051	$2.50	3/1/2031
	-	24,051	$2.00	3/1/2031
	-	1,089,000	$7.00	2/15/2033

Maydan Rothblum	3,805	-	$7.00	2/15/2033
	34,695	38,500	$7.00	2/15/2033
	97,812	152,188	$1.50	3/1/2034
	729	-	$3.00	3/1/2031
	17,986	-	$3.00	3/1/2031
	-	875	$2.50	3/1/2031
	-	17,840	$2.50	3/1/2031
	-	1,094	$2.00	3/1/2031
	-	17,621	$2.00	3/1/2031
	-	693,000	$7.00	2/15/2033

David J. Smith	11,000	11,000	$7.00	2/15/2033
	17,160	-	$3.00	3/1/2031
	-	17,160	$2.50	3/1/2031
	-	17,160	$2.00	3/1/2031
	-	198,000	$7.00	2/15/2033

Risk Management

The Company does not believe risks arising from its compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

SECTION 16(A) COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors, and greater than 10% stockholders were made.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by:

●	each of our current directors;

●	each of our named executive officers;

●	each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our common stock; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities. Common stock issuable upon the exercise, conversion or settlement of options, warrants, restricted stock units or other rights to acquire common stock that are currently exercisable, convertible or subject to settlement, or exercisable, convertible or subject to settlement within 60 days of the Record Date are deemed to be outstanding and beneficially owned by the holder for the purpose of computing share and percentage ownership of that holder, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table below, and subject to community property laws where applicable, we believe the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o The Glimpse Group, Inc., 15 West 38th St., 12th Floor, New York, New York 10018. The percentage of shares beneficially owned is computed on the basis of 21,076,506 shares of common stock outstanding as of the Record Date.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Owned

Directors and Officers:

Lyron Bentovim
President, Chief Executive Officer and Chairman of the Board	1,149,102	(1)	5.43%

Maydan Rothblum
Chief Operating Officer, Chief Financial
Officer, Secretary and Treasurer	657,779	(2)	3.10%

David J. Smith
Chief Creative Officer	1,030,708	(3)	4.88%

Jeff Enslin
Director	369,780	(4)	1.75%

Lemuel Amen
Director	182,497	(5)	0.86%

Alexander Ruckdaeschel
Director	83,264	(6)	0.39%

Ian Charles
Director	78,850	(7)	0.37%

Tamar Elkeles
Director	54,375	(8)	0.26%

All officers and directors (8 Persons)	3,606,355		17.11%

(1)	Includes: 1,064,551 shares of common stock, of which 1,001,945 shares are owned by Darklight Partners LLC (an entity owned and managed by Mr. Bentovim) and fully vested options to purchase 84,551 shares of common stock.

(2)	Includes: 486,450 shares of common stock, 160,461 fully vested options and 10,868 options that vest within 60 days. An additional 3,528 shares of common stock are held by Mr. Rothblum’s mother.

(3)	Includes: 1,002,298 shares of common stock owned by VRTech Consulting LLC (an entity owned and managed by Mr. Smith) and fully vested options to purchase 28,160 shares of common stock.

(4)	Includes: 332,405 shares of common stock owned by Perimetre Capital, LLC (an entity owned and managed by Mr. Enslin), 28,125 fully vested options and 6,250 options that vest within 60 days.

(5)	Includes: 148,122 shares of common stock, 28,125 fully vested options and 6,250 options that vest within 60 days.

(6)	Includes: 48,889 shares of common stock, 28,125 fully vested options and 6,250 options that vest within 60 days.

(7)	Represents 72,600 fully vested options and 6,250 options that vest within 60 days.

(8)	Represents 48,125 fully vested options and 6,250 options that vest within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

None.

PROPOSAL NO. 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

SEC rules require most public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. The Company presents the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the Company’s compensation for the named executive officers listed under “Executive Compensation” in this proxy statement, by voting for or against the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to Rule 14a-21 of the Exchange Act, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Required Stockholder Vote and Recommendation of Our Board

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

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Board Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE

“FOR” THE RESOLUTION IN THE SAY-ON-PAY PROPOSAL

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected Turner, Stone & Company, L.L.P to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026. Therefore, we are requesting that stockholders approve the proposal to ratify the appointment of Turner, Stone & Company, L.L.P as our independent registered public accounting firm.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee may reconsider this appointment.

Turner, Stone & Company, L.L.P also served as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

We have been advised by Turner, Stone & Company, L.L.P that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Turner, Stone & Company, L.L.P are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of Turner, Stone & Company, L.L.P will not make a statement at the Meeting.

As reported in our Current Report on Form 8-K filed with the SEC on December 21, 2023, Hoberman & Lesser, CPAs LLP (“Hoberman”) resigned as independent registered public accounting firm of the Company effective as of December 20, 2023.

Hoberman’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through December 20, 2023, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Hoberman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

On December 20, 2023, the Company appointed Turner, Stone & Company, L.L.P. as the Company’s new independent registered public accounting firm effective as of December 20, 2023. The Audit Committee approved the appointment of Turner, Stone & Company, L.L.P.

During the fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through December 20, 2023, neither the Company, nor anyone acting on its behalf, consulted with Turner, Stone & Company, L.L.P. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Turner, Stone & Company, L.L.P. did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

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Board Recommendation

The Board recommends that you vote “for” ratifying the appointment of Turner, Stone & Company, L.L.P. to serve as the Company’s independent registered public accounting firm for the FISCAL year endING June 30, 2026.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a summary of the fees billed or expected to be billed to us for professional services rendered with respect to the fiscal years ended June 30, 2025 and 2024:

	For the Year Ended
	June 30,
	2025	2024
Audit fees	$128,000	$108,000
Audit fees - benefit plan	16,000	20,000
Tax fees	14,000	13,000

Total Fees	$158,000	$141,000

Audit Fees represent fees for respective fiscal year audits, including the review of our quarterly financial statements.

“Audit Fees” represent fees for respective fiscal year audits, including the review of our quarterly financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Board has adopted a policy governing the pre-approval by the Audit Committee of all services, audit and non-audit, to be provided to our Company by our independent auditors. Under the policy, the Audit Committee has pre-approved the provision by our independent auditors of specific audit, audit related, tax and other non-audit services as being consistent with auditor independence. Requests or applications to provide services that require the specific pre-approval of the Audit Committee must be submitted to the Audit Committee by the independent auditors, and the independent auditors must advise the Board as to whether, in the independent auditor’s view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has considered the nature and amount of the fees billed by Turner, Stone & Company, L.L.P. and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of Turner, Stone & Company, L.L.P.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm’ independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of Turner, Stone & Company, L.L.P. to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Respectfully submitted by the Audit Committee,

Ian Charles (Chair)

Lemuel Amen

Jeff Enslin

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

STOCKHOLDER PROPOSALS

Stockholder Director Nominations or Other Stockholder Proposals

Our Bylaws provide that, for stockholder nominations of persons for election to our Board or other stockholder proposals to be considered at an annual meeting of our stockholders, (i) a stockholder must give timely notice thereof in proper written form to our Secretary at The Glimpse Group, Inc., 15 West 38th St., 12th Floor, New York, New York 10018, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting, and (ii) in the case of business other than nominations, such other business must otherwise be a proper matter for stockholder action. However, our Bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 90 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by a stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected, such other information as is required under our Bylaws, and such other information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the text of the proposal, the reasons for conducting such business at the meeting, any material interest of such stockholder (and the beneficial owner) in the proposal, and such other information as is required under our Bylaws.

In addition, to make a nomination or proposal, (i) the stockholder must be entitled to vote at the meeting on the election of directors or such business, as applicable, (ii) the stockholder must have held such stockholder’s shares in the Company for no less than one year prior to the date of the proposal, (iii) such stockholder’s shares must represent no less than 1% of our securities entitled to be voted on the proposal or have an aggregate value no less than $2,000, and (iv) such stockholder must be a stockholder of record at the time such notice is delivered to our Secretary.

The foregoing requirements may preclude stockholders from bringing matters before our stockholders at an annual meeting.

Deadline for Submission of Stockholder Proposals for 2026 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2026 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 15 West 38th St., 12th Floor, New York, New York 10018, no later than 6:00 p.m. on July 3, 2026.

If we are not notified of a stockholder proposal within a reasonable time prior to the time we send our proxy statement for our 2026 Annual Meeting of Stockholders, our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to The Glimpse Group, Inc., 15 West 38th St., 12th Floor, New York, New York 10018. The foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

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OTHER IMPORTANT INFORMATION

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Clear Trust, LLC has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this proxy statement to each stockholder and is available at https://ir.theglimpsegroup.com/corpgov/ as well as on the SEC’s website at www.sec.gov.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this proxy statement, or have questions regarding the householding process, may contact ClearTrust, LLC, by calling +1-813-235-4490, or via email inbox@cleartrusttransfer.com or by forwarding a written request addressed to ClearTrust, LLC, 16540 Pointe Village Drive, Ste 210, Lutz, Florida 33558.

Promptly upon request, a separate copy of this proxy statement will be sent. By contacting ClearTrust, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact the Company’s Chief Financial Officer and Chief Operating Officer, Maydan Rothblum, at (917) 292-2685 or via email at maydan@theglimpsegroup.com or by mail at 15 West 38th St., 12th Floor, New York, New York 10018 or by telephone on (917) 292-2685.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at https://ir.theglimpsegroup.com/corpgov/ .

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ClearTrust, LLC - Proxy Agent for The Glimpse Group, Inc.
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

**YOUR VOTE IS IMPORTANT! PLEASE VOTE BY**

ONLINE (FASTEST AND EASIEST):
- Go to: www.cleartrustonline.com/vrar
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

**CONTROL NUMBER:**

***FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. USE THE CONTROL NUMBER ABOVE TO VOTE ONLINE.***

*** SPECIMEN ***
**1 MAIN STREET**
**ANYWHERE PA 99999-9999**

## ANNUAL MEETING OF STOCKHOLDERS

## THE GLIMPSE GROUP, INC.

**DATE:** Thursday, December 18, 2025
**TIME:** 11:00 a.m. Eastern Standard Time
**LOCATION:** www.cleartrustonline.com/vrar

## This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Maydan Rothblum and Lyron Bentovim (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of The Glimpse Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

**THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.**

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

*Continued and to be signed on the reverse side*

# THE GLIMPSE GROUP, INC.

# ANNUAL MEETING OF STOCKHOLDERS

| PROPOSAL | YOUR VOTE | | | BOARD OF DIRECTORS RECOMMENDS |
|---|---|---|---|---|
| 1. Re-elect three Class II directors to the Board for a three-year term expiring at the 2028 annual meeting of stockholders. | FOR | AGAINST | ABSTAIN | |
| 01) Maydan Rothblum | ☐ | ☐ | ☐ | FOR |
| 02) Jeff Enslin | ☐ | ☐ | ☐ | FOR |
| 03) Alexander Ruckdaeschel | ☐ | ☐ | ☐ | FOR |
| | FOR | AGAINST | ABSTAIN | FOR |
| 2. To hold an advisory vote on executive compensation. | ☐ | ☐ | ☐ | |
| | FOR | AGAINST | ABSTAIN | FOR |
| 3. Ratify the appointment of Turner, Stone & Company, L.L.P as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026. | ☐ | ☐ | ☐ | |

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

| Signature (and Title if applicable) | Date | Signature (if held jointly) | Date |
|---|---|---|---|

**SAVE TIME & REDUCE COSTS!**
**PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.**

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LAST NAME,FIRST